UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
July 9, 2026

N-able, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Corporate Drive
Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (781) 328-6490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 13, 2026, N‑able, Inc. (the “Company”) filed a Current Report on Form 8‑K (the “Original Form 8‑K”) reporting that Frank Colletti departed his position as Chief Revenue Officer of the Company, effective July 9, 2026. The Original Form 8‑K indicated that, to the extent there were any material modifications to the severance benefits to which Mr. Colletti may be entitled, the Company would disclose such modifications in an amendment to the Original Form 8‑K.
This Amendment No. 1 on Form 8‑K/A is being filed to disclose the material terms of the separation arrangements with Mr. Colletti. Except as expressly set forth herein, this Amendment No. 1 does not amend or modify any other disclosure contained in the Original Form 8‑K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with his departure, Mr. Colletti entered into a separation agreement with the Company’s indirect subsidiary, N‑able Solutions ULC, dated July 21, 2026 (the “Separation Agreement”). Under the Separation Agreement, Mr. Colletti will remain employed through February 28, 2027 (the “Deferred End Date”) but was released from his duties effective July 9, 2026.
Pursuant to the Separation Agreement, Mr. Colletti will receive:
•continued base salary and employee benefits through the Deferred End Date;
•a lump sum payment of CAN$373,375, less applicable withholdings, payable following the Deferred End Date;
•a lump sum payment of CAN$304,500, representing his annual target bonus, payable no later than October 31, 2026; and
•continued health and dental benefits until the earlier of January 9, 2028 or the date he commences other employment or service.
In addition, Mr. Colletti will remain eligible to participate in the Company’s equity compensation programs through the Deferred End Date, subject to the terms of the applicable plans and award agreements.
The Separation Agreement further provides that, in the event of a change in control with an effective date on or before December 31, 2026, Mr. Colletti will be entitled to the applicable consideration under his employment agreement.
The separation benefits described above are in lieu of the benefits otherwise payable under Mr. Colletti’s employment agreement and are subject to his execution of a customary release of claims.
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Amendment No. 1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Separation Letter Agreement and Release, dated July 21, 2026, by and between N-able Solutions ULC and Frank Colletti.
104	Cover Page Interactive Date File, embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-able, Inc.

Dated:	July 24, 2026	By:	/s/ Tim O'Brien

Tim O'Brien
Chief Financial Officer